Exhibit 10.7


                                  UROCOR, INC.
               SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                                   MAY 5, 1997


      1. PURPOSE. This Second Amended and Restated 1992 Stock Option Plan (the "Plan") of UroCor, Inc. (the "Company"), for certain employees, officers, directors and independent contractors performing services for the Company is intended to advance the best interest of the Company by providing those persons who have substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company -- thereby encouraging them to continue their employment or affiliation.

      2. ADMINISTRATION. The Plan shall be administered by a committee to be appointed by the Board of Directors of the Company (the "Committee"), which Committee shall consist of not less than two members of the Board of Directors and shall be comprised solely of members of the Board of Directors who qualify as both non-employee directors as defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") and outside directors within the meaning of Department of Treasury Regulations issued under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors of the Company shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies arising for any reason. The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at any time and place as it shall choose. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or as to options granted under it (the "Options"), shall be subject to the determination of a majority of the Committee. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the rights, powers and authorities, to: (a) determine the persons to whom and the time or times at which Options will be made, (b) determine the number of shares and the purchase price of stock covered in each Option, subject to the terms of this Plan, (c) determine the terms, provisions and conditions of each Option, which need not be identical, (d) accelerate the time at which any outstanding Option may be exercised, (e) define the effect, if any, on an Option of the death, disability, retirement, or other termination of employment of the Optionee, (f) prescribe, amend and rescind rules and regulations relating to administration of this Plan, and (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan. The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties. When appropriate the Plan shall be administered in order to qualify certain of the Options granted under it as "incentive stock options" described in Section 422 of the Code ("Incentive Stock Options").

      3. DEDICATED SHARES. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.01 par value (the "Stock"). The total number of shares of Stock with respect to which Incentive Stock Options may be granted shall be 1,700,000 shares. The maximum number of shares subject to Options which may be issued to any Optionee under this Plan during any period of three consecutive years is 500,000 shares. The class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 17 hereof.

      In the event that an outstanding Option expires or is surrendered for any reason or terminates by reason of the death or other severance of employment of the Optionee, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

      4. AUTHORITY TO GRANT OPTIONS. The Committee may grant the following Options at any time during the term of this Plan to any eligible individual that it chooses:

      (a) "Incentive Stock Options". The Committee may grant to an eligible employee an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options would be an "incentive stock option" within the meaning of
      Section 422 of the Code.

      (b) "Nonqualified Stock Options". The Committee may grant to an eligible individual an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options would not constitute an "incentive stock option" within the meaning of Section 422 of the Code.

      Each Option granted shall be approved by the Committee. Subject only to any applicable limitations set forth in this Plan, the number of shares of Stock to be covered by an Option shall be as determined by the Committee.

      5. ELIGIBILITY. The individuals who shall be eligible to receive Incentive Stock Options shall be those full-time key employees, including officers and directors if they are employees, of the Company, or of any parent or subsidiary corporation, as the Committee shall determine during the term of this Plan. However, no employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation shall be eligible to receive an Incentive Stock Option unless at the time that the Option is granted the option price is at least 110% of the fair market value (as defined in this Section 5) of the Stock at the time the Option is granted and the Option by its own terms is not exercisable after the expiration of five years from the date the Option is granted.

      An employee will be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust will be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. For all purposes of this Plan, a parent corporation is any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the date of grant of the Option in question, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain; and a subsidiary corporation is any corporation in an unbroken chain of corporations beginning with the Company if, on the date of grant of the Option in question, each of the corporations, other than the last corporation in the chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

      The individuals who shall be eligible to receive Nonqualified Stock Options shall be such individuals as the Committee shall determine during the term of this Plan.

      No individual shall be eligible to receive an Option under the Plan while that individual is a member of the Committee.

      As used in this Plan, "fair market value" of the Stock as of any date means (a) the closing price on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the closing price of the Stock on that date as reported on The National Association of Securities Dealers (the "NASD") Automated Quotation System ("Nasdaq") Stock Market's National Market; or (c) if the Stock is not listed on The Nasdaq Stock Market's National Market, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount, at the election of the Committee equal to (x) the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) the value of the Stock as determined in good faith by the Committee in its sole discretion.

      6. OPTION PRICE. The price at which shares may be purchased pursuant to an Incentive Stock Option shall be not less than the fair market value of the shares of Stock on the date the Option is granted. The price at which shares may be purchased pursuant to a Nonqualified Stock Option shall be not less than the fair market value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares may be purchased shall be more than the minimum price required. If an employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, the option price at which shares may be purchased under an Incentive Stock Option shall be not less than 110% of the fair market value of the Stock on the date the Option is granted.

      7. DURATION OF OPTIONS. No Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted. The Committee in its discretion may provide that the Option shall be exercisable throughout the ten-year period or during any lesser period of time commencing on or after the date of grant of the Option and ending upon or before the expiration of the ten-year period. If an employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, no Incentive Stock Option shall be exercisable after the expiration of five years from the date such Option is granted. No Nonqualified Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted. The Committee in its discretion may provide that the Option shall be exercisable throughout the ten-year period or during any lesser period of time commencing on or after the date of grant of the Option and ending upon or before the expiration of the ten-year period.

      8. $100,000 LIMITATION ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the Optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any parent corporation or subsidiary corporation) exceeds $100,000, the Incentive Options shall be treated as Nonqualified Options. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

      9. AMOUNT EXERCISABLE. Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, in the manner and subject to the conditions that the Committee in its discretion may provide in the Option agreement. However, the Committee in its absolute discretion may accelerate the time at which any outstanding Option may be exercised. Notwithstanding any provision of this Plan or an Option agreement to the contrary, no Option awarded under this Plan after May 5, 1997, may be exercised before this amendment and restatement of this Plan is approved by the stockholders of the Company.

      10. EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, certified check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the exercise price of such shares, and specifying the address to which the certificates for such shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee in his notice of exercise.

      11. TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the Optionee except by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

      12. TERMINATION OF EMPLOYMENT OR AFFILIATION OF OPTIONEE. Except as otherwise expressly provided herein or in the Option agreement, Incentive Stock Options shall terminate at 5:00 p.m., Oklahoma City time, on the 60th day immediately following the date of severance of employment of the Optionee from the Company for any reason, with or without cause, other than death or retirement for age or disability under the then established rules of the Company, and Nonqualified Stock Options shall terminate at 5:00 p.m., Oklahoma City time, on the 60th day immediately following the date of the severance of the employment or affiliation relationship between the Company and the Optionee for any reason with or without cause other than death or retirement for age or disability under the then established rules of the Company. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment or affiliation relationship between the Company and the Optionee shall be determined by the Committee at that time. After such severance of an Optionee holding either an Incentive Stock Option or Nonqualified Stock Option, such Optionee shall have the right, at any time prior to such termination, to exercise the Option to the extent to which he was entitled to exercise it immediately prior to his severance.

      If, before the expiration of an Incentive Stock Option or a Nonqualified Stock Option held by an employee of the Company, the Optionee shall be retired from the employ of the Company because of his age or disability under the then established rules of the Company, such Incentive Stock Option or Non-incentive Stock Option, as the case may be, shall terminate on the earlier of such date of expiration or one day less than three months after his retirement. If, before the expiration of a Nonqualified Stock Option held by an Optionee who is not an employee of the Company, the Optionee's affiliation with the Company shall be severed for age or disability under the then established rules of the Company, such Nonqualified Stock Option shall terminate on the earlier of such date of expiration or one day less than three months after his severance of affiliation. In the event of retirement for age or disability, or severance of affiliation for age or disability, as the case may be, the Optionee shall have the right prior to the termination of the Option to exercise the Option to the extent to which he was entitled to exercise it immediately prior to such retirement or severance of affiliation for age or disability, as the case may be.

      In the event of the death of a holder of an Incentive Stock Option while in the employ of the Company or during the period after the retirement of the employee for age or disability and before the date of expiration of the Option, such Option will terminate on the earlier of such date of expiration or one year following the date of his death. In the event of the death of a holder of a Nonqualified Stock Option while in the employ of, or affiliated with, the Company or during the period after the retirement of the holder for age or disability or after the severance of his affiliation with the Company for age or disability, as the case may be, and before the date of expiration of the Option, the Option will terminate on the earlier of such date of expiration or one year following the date of his death. After the death of an Optionee holding either an Incentive Stock Option or a Nonqualified Stock Option, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the Option to the extent to which he was entitled to exercise it immediately prior to his death.

      An employment relationship between the Company and the Optionee shall be deemed to exist during any period in which the Optionee is employed by the Company, by any parent or subsidiary corporation, by a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, or by a parent or subsidiary corporation of the corporation issuing or assuming a stock option. For this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent and subsidiary corporations in Section 5 and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code.

      13. FORFEITURES. Notwithstanding any other provision of this Plan, if the Committee finds by a majority vote, that the Optionee, before or after termination of his employment or affiliation with the Company or any parent or subsidiary corporation (as used in this Section, the "Employer"), committed fraud, embezzlement, theft, commission of felony, or proven dishonesty in the course of his employment by or affiliation with the Employer which conduct damaged the Employer, or for disclosing trade secrets of the Employer, then any outstanding options which have not been exercised by the Optionee will be forfeited. The decision of the Committee as to the cause of an Optionee's discharge, the damage done to the Employer and the extent of the Optionee's competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the Optionee by the Employer.

      14. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares under any Option if issuing the shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under this Plan shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law of the United states or of any other country or governmental subdivision, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject to an Option, that Option shall not be exercised in whole or in part unless the listing, registration, qualification, consent, approval or representations shall have been effected or obtained free of any conditions not acceptable to the Committee. In connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. Any determination by the Committee on these matters shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under applicable securities laws of any country or any political subdivision the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with applicable law:

      "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that registration is not required for a sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered by this Plan under applicable securities laws of any country or political subdivision (as now in effect or as later amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing those shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares under the Option to comply with any law or regulation or any governmental authority.

      15. NO RIGHTS AS STOCKHOLDER. No Optionee shall have rights as a stockholder with respect to shares covered by his Option until the date a stock certificate is issued for the shares. Except as provided in Section 17, no adjustment for dividends, or other matters shall be made if the record date is prior to the date the certificate is issued.

      16. EMPLOYMENT OR AFFILIATION OBLIGATION. The granting of any Option shall not impose upon the Company any obligation to employ or become affiliated with or continue to employ or be affiliated with any Optionee. The right of the Company to terminate the employment or affiliation of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

      17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights of the Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then
(a) the number, class and per share price of shares of stock subject to outstanding Options under this Plan shall be appropriately adjusted in a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of stock then reserved for the number and class or classes of shares of stock that would have been received by the owner of an equal number of outstanding shares of Stock as the result of the event requiring the adjustment.

      If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under the Plan, or if any "person" (as that term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company's then outstanding securities, after the effective date of the merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of an Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, the holder had been the holder of record of the number of shares of Stock equal to the entire number of shares as to which the Option may be exercised regardless of and without giving effect to any limitations set out in or imposed pursuant to this Plan or any Option granted hereunder.

      Except as expressly provided before in this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for shares, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of it shall be made with respect to, the number or price of shares of Stock then subject to outstanding Options.

      18. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or whose employer is about to become a parent or subsidiary corporation, conditioned in the case of an Incentive Stock Option upon the employee becoming an employee as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions of this Plan to the extent the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. But with respect to Incentive Stock Options, no variation shall be made which will affect the status of any substitute option as an "incentive stock option" under Section 422 of the Code.

      19. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time. However, without the further approval of the holders of at least a majority of the outstanding shares of voting stock, or if the provisions of the corporate charter, by-laws or applicable state law prescribe a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) change the aggregate number of shares which may be issued under Options pursuant to the provisions of this Plan; (b) reduce the Option price permitted for Incentive Stock Options; (c) extend the term during which an Incentive Stock Option may be exercised or the termination date of this Plan; (d) change the class of employees eligible to receive Incentive Stock Options; or (e) (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan. The Board of Directors, however, shall have the power to make all changes in the Plan and in the regulations and administrative provisions under the Plan or in any outstanding Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option under Section 422 of the Code and the regulations which may be issued under that Section as in existence from time to time. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of the amendment, modification or revision. In the event this Plan is terminated by action of the Board of Directors, all Options outstanding under this Plan may be terminated.

      20. WRITTEN AGREEMENT. Each Option granted under this Plan shall be embodied in a written agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the Optionee and by an officer of the Company on behalf of the Committee and the Company. Each Option agreement shall contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

      21. INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. The Company will, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Option or Options granted under it by reason of the fact that that person is or was at any time a director of the Company or a member of the Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by that person in connection with the action, suit or proceeding. This right of indemnification will inure to the benefit of the heirs, executors and administrators of each person to be protected and is in addition to all other rights to which that person may be entitled by virtue of the by-laws of the Company or as a matter of law, contract or otherwise.

      22. TAX WITHHOLDING. The Company shall be entitled to deduct from other compensation payable to each employee any sums required by federal, state or local tax law to be withheld with respect to the grant or exercise of an Option. In the alternative, the Company may require the employee (or other individual exercising the Option) to pay the sum directly to the Company. If the employee (or other individual exercising the Option) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within ten days after the date of exercise. The Company shall have no obligation upon exercise of any Option until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise is sufficient to cover all sums due with respect to that exercise. The Company shall not be obligated to advise an employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

      23. GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

      24. HEADINGS. Headings of Sections are included for convenience of reference only and do not constitute part of this Plan and shall not be used in construing the terms of this Plan.

      25. OTHER OPTIONS. The grant of an Option shall not confer upon an Optionee the right to receive any future or other Options under this Plan, whether or not Options may be granted to similarly situated Optionees, or the right to receive future Options upon the same terms or conditions as previously granted.

      26. ARBITRATION OF DISPUTES. Any controversy arising out of or relating to this Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

      27. GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Delaware.
      28. EFFECTIVE DATE OF PLAN. This Plan restates and integrates, and also amends, the UroCor, Inc. 1992 Amended and Restated Stock Option Plan adopted effective March 15, 1996.

      The Plan shall become effective and shall be deemed to have been adopted on May 5, 1997, if within one year of that date it has been approved by the holders of at least a majority of the outstanding shares of voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribe a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders.

      No Options shall be granted pursuant to the Plan after September 24, 2002.








                                 FIRST AMENDMENT
                                       TO
                                  UROCOR, INC.
              SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN
      1. Paragraph 3 of the UroCor, Inc. Second Amended and Restated 1992
Stock Option Plan is hereby deleted in its entirety and replaced by the following:

            3. DEDICATED SHARES. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.01 par value (the "Stock"). The total number of shares of Stock with respect to which Incentive Stock Options may be granted shall be 2,000,000 shares. The maximum number of shares subject to Options which may be issued to any Optionee under this Plan during any period of three consecutive years is 500,000 shares. The class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 17 hereof.
            In the event that an outstanding Option expires or is surrendered for any reason or terminates by reason of the death or other severance of employment of the Optionee, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

      2. Except as expressly amended by this First Amendment, the UroCor, Inc. Second Amended and Restated 1992 Stock Option Plan shall continue in full force and effect in accordance with its terms.










                                    AMENDMENT
                                       TO
                                  UROCOR, INC.
         SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN, AS AMENDED
                ADOPTED BY THE BOARD OF DIRECTORS APRIL 14, 1999
                                       AND
                        BY THE STOCKHOLDERS JUNE 14, 1999

      1. Paragraph 3 of the UroCor, Inc. Second Amended and Restated 1992 Stock Option Plan, as amended, is hereby deleted in its entirety and replaced by the following:

            3. DEDICATED SHARES. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.01 par value (the "Stock"). The total number of shares of Stock with respect to which Incentive Stock Options may be granted shall be 2,300,000 shares. The maximum number of shares subject to Options which may be issued to any Optionee under this Plan during any period of three consecutive years is 500,000 shares. The class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 17 hereof.
            In the event that an outstanding Option expires or is surrendered for any reason or terminates by reason of the death or other severance of employment of the Optionee, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

      2. Except as expressly amended by this Amendment, the UroCor, Inc. Second Amended and Restated 1992 Stock Option Plan, as amended, shall continue in full force and effect in accordance with its terms.



                                    AMENDMENT
                                       TO
                                  UROCOR, INC.
         SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN, AS AMENDED
                ADOPTED BY THE BOARD OF DIRECTORS APRIL 18, 2000
                                       AND
                        BY THE STOCKHOLDERS JUNE 20, 2000

      1. Paragraph 3 of the UroCor, Inc. Second Amended and Restated 1992 Stock Option Plan, as amended, is hereby deleted in its entirety and replaced by the following:

            3. DEDICATED SHARES. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.01 par value (the "Stock"). The total number of shares of Stock with respect to which Incentive Stock Options may be granted shall be 2,700,000 shares. The maximum number of shares subject to Options which may be issued to any Optionee under this Plan during any period of three consecutive years is 500,000 shares. The class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 17 hereof.
            In the event that an outstanding Option expires or is surrendered for any reason or terminates by reason of the death or other severance of employment of the Optionee, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

      2. Except as expressly amended by this Amendment, the UroCor, Inc. Second Amended and Restated 1992 Stock Option Plan, as amended, shall continue in full force and effect in accordance with its terms.